UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2022  (June 9, 2022)

Hallador Energy Company
(Exact name of registrant as specified in its charter)

Colorado	001-34743	84-1014610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1183 East Canvasback Drive, Terre Haute, Indiana 47802
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (812) 299-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	HNRG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange  Act.  ☐

ITEM 3.02  Unregistered Sales of Equity Securities.
On June 2, 2022, June 3, 2022, June 8, 2022, and June 9, 2022, four holders of $8,250,000 in principal amount of Hallador Energy Company’s (the “Company”) 8.00% Senior Unsecured Convertible Notes due December 29, 2028 (the “Notes”), converted such Notes into 1,859,111 shares of common stock of the Company pursuant to the terms of the Notes and their related agreements.  The June 9th, 2022 conversion, when aggregated with the previous conversions, exceeded 5% of the Company’s outstanding common stock prior to the conversion.  The Notes were originally privately issued in May 2022.

The shares of common stock issued upon conversion of the Notes were issued to the holders in reliance upon Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) and Section 3(a)(9) of the Securities Act.  Each of the holders of the Notes that were converted represented that they were financially sophisticated, an accredited investor and that they acquired the securities for their own account for investment purposes. A legend will be notated on the shares of common stock issued in connection with the conversion that the shares have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom.

Of the four holders who converted Notes (i) two are entities separately controlled by David Lubar and Steven R. Hardie, both of whom are directors of the Company, (ii) one was a personal trust of Charles R. Wesley IV, another Company director and (iii) the final holder is an unrelated private equity firm.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2022, Hallador Energy Company held its annual meeting of shareholders in Terre Haute, Indiana.  There was a total of 22,383,222 shares present at the meeting in person or by proxy, representing 72.70% of the total outstanding shares eligible to vote.  The final results for each of the matters submitted to a vote of shareholders at the annual meeting are set forth below:

1. Each of the director nominees listed below was elected to serve for a one-year term expiring in 2023:

Nominee	For	Withheld
Brent K. Bilsland	16,231,315	230,757
David C. Hardie	15,021,726	1,440,346
Steven R. Hardie	15,021,626	1,440,446
Bryan H. Lawrence	14,969,988	1,492,084
David J. Lubar	15,156,108	1,305,964
Charles R. Wesley, IV	14,492,538	1,969,534

2. Approved on an advisory basis the named executive compensation:

Votes “For”	Votes “Against”	Abstentions or Votes Withheld
15,570,203	592,778	299,091

3. Vote on a non-binding advisory resolution regarding the frequency of the vote regarding the compensation of the Company’s named executive officers .

One Year	Two Year	Three Year
15,898,208	25,906	477,100

4. Ratified Plante & Moran, PLLC, as our independent registered public accountant:

Votes “For”	Votes “Against”	Abstentions or Votes Withheld
22,335,058	6,137	42,027

Item 9.01 – Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Document Name
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 15, 2022	By:	/s/LAWRENCE D. MARTIN
Lawrence D. Martin CFO

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